January 11, 2007

SNOW CAPITAL OPPORTUNITY FUND
Series of Trust for Professional Managers
Supplement to Prospectus and Statement of Additional Information
Dated April 28, 2006

Effective immediately, the Portfolio Managers section of the Prospectus has been amended to read as follows:

Portfolio Managers

Richard A. Snow is a Portfolio Manager for the Fund and is jointly responsible for the day-to-day management of the Fund’s portfolio. Until January 11, 2007, Mr. Snow served as the Primary Portfolio Manager of the Fund. Mr. Snow founded R.A.S. in 1980, where he served as principal, managing private family assets. In 2001, Mr. Snow restructured R.A.S. as Snow Capital Management, L.P., and is the Chief Investment Officer of the firm.

Nathan T. Snyder is a Portfolio Manager of the Fund and is jointly responsible for the day-to-day management of the Fund’s portfolio. Mr. Snyder joined Snow Capital Management in 2005 as an analyst and Chief Operating Officer. Prior to joining the firm, Mr. Snyder worked as Director of Equity Investments at Parker/Hunter Asset Management from July 2002 to August 2005, where he managed a number of different products. Mr. Snyder is a graduate of Harvard University and the Carnegie Mellon Tepper School of Business and is a member of the Pittsburgh Society of Financial Analysts, and the CFA institute.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Effective immediately, the Portfolio Managers section of the Statement of Additional Information has been amended to read as follows:

Portfolio Managers

As stated in the Prospectus, Mr. Richard A. Snow and Mr. Nathan T. Snyder are Portfolio Managers for the Fund and are jointly responsible for the day-to-day management of the Fund’s portfolio (the “Porfolio Managers”). Mr. Snow founded R.A.S. Capital Management (“R.A.S.”) in 1980, where he served as principal, managing private family assets. Mr. Snyder is a Chartered Financial Analyst and a member of the Pittsburgh Society of Financial Analysts.

The following provides information regarding other accounts managed by Mr. Snow as of January 11, 2007:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$125 million	1	$125 million
Other Accounts	7,350	$5.9 billion	0	$0

The following provides information regarding other accounts managed by Mr. Snyder as of January 11, 2007:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	294	$100 million	0	$0

The Adviser also serves as the investment adviser to various privately managed accounts, some of which may have a similar investment strategy to that of the Fund, which could create certain conflicts of interest with respect to timing and allocation of transactions. All portfolio transactions will be implemented according to the Adviser’s trade allocation policies. These policies, among other things, ensure that trades are allocated in a manner that fulfills the Adviser’s fiduciary duty to each advisory client, and is fair and nondiscriminatory.

Both of the Portfolio Managers receive compensation as the Fund’s portfolio managers in the form of a fixed salary. The Portfolio Managers are also eligible for a bonus, which is based on the overall profitability of the Adviser. Additionally, the Portfolio Managers may receive equity dividends from their ownership in the Adviser. The Portfolio Managers are eligible to participate in the Adviser’s retirement plan under the same guidelines and criteria established for all employees of the Adviser.

As of January 11, 2007, the following Portfolio Managers beneficially owned shares of the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Mr. Richard A. Snow	Over $1,000,000
Mr. Nathan T. Snyder	$100,001-$500,000

Effective 60 days following the date of this supplement, the Short-Term Trading and Redemption Fees section of the Prospectus has been revised to include the following exemption:

The Fund applies redemption fees uniformly, except that, the following shares of the Fund will not be subject to redemption fees:

•
shares redeemed from wrap programs that have been approved by the Adviser. (Such accounts must be identified upon establishment or shortly thereafter. Redemption fees assessed before such identification is made and approval given will not be refunded. The Adviser reserves the right to refuse an exemption request if it deems that such an exemption would unduly harm the shareholders of the Fund or for any other reason.)

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is January 11, 2007.